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July 6, 1995



Mr. John J. McDonough
717 Forest Avenue
Lake Forest, Illinois     60045

Dear John:

This letter will: (i) amend Section A, Paragraph 5 ("Section A,5") of the Letter Agreement dated February 8, 1995 between you and the Company; and, (ii) set forth the terms of a Sub-Sublease between you and the Company. Notwithstanding the present language of Section A,5, you will be entitled to use your current office in Lake Forest Illinois ("Lake Forest Office") at the Company's expense through December 31, 1995. You will, however, be responsible for the cost of the use of any secretarial services after September 30, 1995.

Effective January 1, 1996 you agree to Sub-Sublease the Lake Forest Office on a year-to-year basis in accordance with all other terms and conditions of the Sublease dated December 9, 1993 between Packaging Resources Inc. ("Sublessor") and DENTSPLY International Inc. ("Sublessee"), a copy of which is attached hereto as Exhibit I. As Sub-Sublessee, you agree to perform all of the obligations of the Sublessee under the terms of the Sublease set forth in
Exhibit I.

The Sub-Sublease shall automatically renew for the calendar year 1997 if you do not give Dentsply written notice of termination on or before July 1, 1996.

If this letter correctly sets forth our agreement, please sign four copies of this letter and obtain the written consents of the Master Landlord and the Sublessor to the

Sub-Sublease granted to you hereunder.

Very truly yours,

DENTSPLY International Inc.

By: ______________________________
    Chairman of the Board and
    Chief Executive Officer

Accepted this 6th day of July, 1995.

- ---------------------------------
John J. McDonough


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APPROVED




LANDLORD:      SHOWGATE PARTNERS

               By:
                    ----------------------------------
                    Market Square Limited Partnership,
                    its managing general partner


               By:
                    ----------------------------------
                    Broadacre Market Square, Inc.,
                    its general partner


               By:
                    ----------------------------------
                    President


SUBLESSOR:     PACKAGING RESOURCES, INCORPORATED

               By:
                    ----------------------------------
                    Vice President


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